FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 28, 2013 (this “Amendment”), to the Revolving Credit Agreement, dated as of February 28, 2013 (the “Loan Agreement”), between Keltic Financial Partners II, LP, a Delaware limited partnership (the “Lender”), and Hooper Holmes, Inc., a New York corporation (the “Borrower”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower and the Lender are parties to the Loan Agreement, under which the Lender has agreed to make, and has made, Loans and other financial accommodations to the Borrower on the terms and subject to the conditions set forth therein; and
WHEREAS, the Borrower has requested that the Lender agree, and the Lender has agreed, to amend certain provisions of the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the Lender and the Borrower agree as follows:
SECTION 1.Amendments to the Loan Agreement. Effective as of the date hereof, subject to the terms and conditions hereof, including, without limitation, the satisfaction of the conditions of effectiveness specified in Section 2 hereof, the Loan Agreement is amended as follows:
(a)Section 2.7 is amended by deleting “two (2) Banking Days” and substituting therefor “three (3) Banking Days”.

(b)Section 3.2 is amended by deleting “one percent (1.00%)” and substituting therefor “one and one-half percent (1.50%)”.

(c)Section 3.3 is amended as follows:

(i)By deleting “One Thousand Five Hundred and 00/100 Dollars ($1,500.00)” in the first sentence thereof and substituting therefor “Two Thousand Five Hundred and 00/100 Dollars ($2,500.00)”; and

(ii)By deleting “Three Thousand Dollars ($3,000.00)” in the last sentence thereof and substituting therefor “Five Thousand Dollars ($5,000.00)”

(d)Clause (c) of Section 3.7 is amended and restated as follows:

“(c) at the time of such prepayment, repayment, demand or acceleration Borrower shall pay liquidated damages to Lender in an amount equal to the Revolving Credit Limit multiplied by (i) five percent (5.00%) if such prepayment, repayment, demand or acceleration occurs prior to the first (1st) anniversary of the Effective Date, (ii) three percent (3.00%) if such prepayment, repayment, demand or acceleration occurs on or after the first (1st) anniversary of the Effective Date but prior to the second (2nd) anniversary of the Effective Date, and (iii) two percent (2.00%) if such prepayment, repayment, demand or acceleration occurs on or after the second (2nd) anniversary of the Effective Date but prior to the third (3rd) anniversary of the Effective Date”.
(e)The Definitions Schedule is amended as follows:

(i)The definition of “Collateral” is amended by adding at the end thereof the following: “Where the context permits, 'Collateral' shall include the real property covered by the Mortgage.”

(ii)“Loan Document” is amended and restated as follows:

“Loan Documents” means this Agreement, the Notes, the Guaranty, the Pledge Agreements, the Mortgage and each other agreement, document and instrument delivered by Borrower, the Guarantors or any other Person to Lender or by Lender to any other Person in connection with the Obligations, the Loans, the Notes, or any other Indebtedness payable to Lender in connection with the transactions contemplated by this Agreement, as the same may be amended, modified, supplemented, extended or restated from time to time.

(iii)The following new definition is inserted in the appropriate alphabetical order:

“Mortgage” means a mortgage covering Borrower's premises located at 170 Mount Airy Road, Basking Ridge, New Jersey Authenticated by Borrower and delivered to Lender pursuant to the terms of this Agreement.
(f)Section 8.6 is amended by deleting “and” before clause (c) thereof and adding at the end thereof the following: “and (d) Approved Mortgages (as defined in the Mortgage)”.

(g)Section 8.20 is amended by deleting clauses (a), (b), (c) and (d) and re-lettering clauses (e), (f), (g) and (h) as clauses (a), (b), (c) and (d).

SECTION 2.Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Lender shall have received (i) a counterpart of this Amendment, Authenticated by the Borrower, (ii) an acknowledgment and consent, in the form of Exhibit A hereto, Authenticated by each of the Guarantors, (iii) a mortgage, in form and substance satisfactory to the Lender, covering the Borrower's premises located at 170 Mount Airy Road, Basking Ridge, New Jersey (the “Mortgage”), (iv) payment of an amendment fee in the amount of $200,000, which shall be deemed fully earned when paid and shall be non-refundable under any circumstance, (v) a copy of the resolutions of the Board of Directors (or similar evidence of authorization) of the Borrower authorizing the execution, delivery and performance of this Amendment and the other agreements, instruments and documents delivered in connection herewith to which the Borrower is a party, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the incumbency, names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other agreements, instruments and documents delivered in connection herewith to which the Borrower is a party, and (vi) payment of the costs and expenses (including, without limitation, attorneys' fees) incurred by the Lender in connection with the preparation, execution and delivery of this Amendment and the other agreements, instruments and documents delivered hereunder.

SECTION 3.Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a)No Default or Event of Default has occurred and is continuing, and all of the representations set forth in Article 5 of the Loan Agreement and in the other Loan Documents are true and complete as of the date of this Amendment (except any such representation which is as of a specified date, which is accurate and complete as of such date).

(b)The execution, delivery and performance by the Borrower of this Amendment and the agreements, instruments and other documents executed in connection herewith (i) are within Borrower's organizational power, (ii) have been duly authorized by all necessary or proper actions of or pertaining to Borrower (including the consent of directors, officers or shareholders, as applicable), (iii) are not in contravention of (A) any agreement or indenture to which Borrower is a party or by which Borrower is bound, (B) Borrower's Charter Documents, (C) any provision of law, or (D) any order, writ, judgment, injunction, or decree of any court of competent jurisdiction binding on Borrower or its property and (ii) do not require the consent or approval of any Governmental Unit or any other Person that has not been obtained and furnished to Lender.

(c)No authorization, approval or other action by, and no notice to or filing with, any Person is required for the due execution, delivery and performance by the Borrower of this Amendment or any of the agreements, instruments and other documents executed in connection herewith.

(d)This Amendment, the Loan Agreement as amended hereby, and the Mortgage constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

SECTION 4.Covenant. The Borrower shall deliver to the Lender (a) on or before April 30, 2013, a mortgagee's title policy (i) dated the date of delivery thereof in an amount satisfactory to the Lender, (ii) insuring that the Mortgage creates a valid first lien on the property covered thereby free and clear of all liens except the lien in favor of the Lender and other liens that are satisfactory to the Lender, (iii) naming the Lender as the insured thereunder, (iv) in the form of ALTA Loan Policy-1992, and (v) containing revolving endorsements and such other endorsements and effective coverage as the Lender may request, together with evidence that all premiums in respect of such policy have been paid by or on behalf of the Borrower (collectively, the “Title Policy”), and (b) unless the Title Policy includes a survey endorsement containing no exceptions, on or before June 15, 2013, a survey of the property encumbered by the Mortgage, satisfactory in form and substance to the Lender and certified within seven days before the date of the delivery thereof by an independent public surveyor satisfactory to the Lender, meeting the minimum standard detail requirements for ALTA/ACSM surveys, and showing (i) the exact location and dimensions of such property and the improvements thereon, (ii) the exact location of all lot and street lines, required height and setback lines, all means of access to and all easements relating to such property, (iii) the names of all streets and alleys abutting such Property and (iv) the absence of any encroachments, rights-of-way or easements on such property or any encroachments by the improvements thereon on adjoining property, or any other defects except liens permitted under the Loan Agreement, together with a surveyor's certificate satisfactory to the Lender. The Borrower shall pay on demand by the Lender all documented premiums, costs and other expenses (including, without limitation, reasonable attorneys' fees of counsel to the Lender) related to the delivery of the title policy and survey required hereunder.

SECTION 5.Reference to and Effect on the Loan Agreement.

(a)On and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” and words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

(b)Except as specifically waived or amended above, (i) the Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto and (ii) the Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

(d)This Amendment constitutes a Loan Document.

SECTION 6.Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

GOVERNING LAW. , THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective general partner or officer thereunto duly authorized, as of the date first above written.

LENDER:

KELTIC FINANCIAL PARTNERS II, LP
By Keltic Financial Services, LLC, its general partner

By:    /s/ Oleh Szczupak
Oleh Szczupak
Executive Vice President

BORROWER:

HOOPER HOLMES, INC.

By:    /s/ Michael J. Shea
Michael J. Shea
Chief Financial Officer

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

Reference is hereby made to (i) the foregoing First Amendment to Revolving Agreement dated as of March 28, 2013 (the "Amendment") between the Lender and the Borrowers. Each of the undersigned Guarantors hereby (i) acknowledges receipt of a copy of the Amendment, (ii) consents to the terms thereof and (iii) agrees that the terms and provisions thereof shall not affect in any way the obligations and liabilities of such Guarantor under the Guaranty and any other Loan Documents to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

GUARANTOR:

HERITAGE LABS INTERNATIONAL, LLC

By:    /s/ Michael J. Shea
Michael J. Shea
Chief Financial Officer

HOOPER DISTRIBUTION SERVICES, LLC

By:    /s/ Michael J. Shea
Michael J. Shea
President

HOOPER INFORMATION SERVICES, INC.

By:    /s/ Michael J. Shea
Michael J. Shea
President

MID-AMERICA AGENCY SERVICES, INCORPORATED

By:    /s/ Michael J. Shea
Michael J. Shea
President

TEG ENTERPRISES, INC.

By:    /s/ Michael J. Shea
Michael J. Shea
President

Dated as of March 28, 2013